THE ADVISORS' INNER CIRCLE FUND II (THE "TRUST")

                   KOPERNIK GLOBAL ALL-CAP FUND (THE "FUND")

                       SUPPLEMENT DATED JANUARY 19, 2017
         TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 1, 2016,
                   AS SUPPLEMENTED OCTOBER 24, 2016, AND THE
      STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2016 (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI.

Effective March 31, 2017 (the "Effective Date"), the Fund will be closed to certain new investments because Kopernik Global Investors, LLC (the "Adviser") believes that the implementation of the Fund's investment strategy may be adversely affected if the size of the Fund is not limited.

While any existing shareholder may continue to reinvest Fund dividends and distributions, other new investments in the Fund may only be made by those investors within the following categories:

     o Direct shareholders of the Fund as of the Effective Date and the date of the new investment;

     o Participants in qualified retirement plans that offer shares of the Fund as an investment option as of the Effective Date; and

     o Trustees and officers of the Trust, employees of the Adviser, and their immediate family members.

The Fund reserves the right to modify the above criteria, suspend all sales of new shares or reject any specific purchase order for any reason.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 KGI-SK-004-0100